OFFICE LEASE
                                LEASE TERM SHEET


BUILDING:                           Airport Plaza

LEASE DATE:                         August 1st, 1998

LANDLORD:                           Pacific Rim Investments, a Colorado Limited
                                    Liability Partnership

         Address:                   12015 E. 46th Ave. Suite #115
                                    Denver, Colorado 80239

TENANT:
         Name:                      Frontier Airlines
         Address:                   12015 E. 46th Avenue, Suite 200
                                    Denver, Colorado 80239


(Address for Notice if
 different than above)
BROKER OF RECORD:                  na
TENANT'S BROKER(if any)            na

LEASED PREMISES:
         Suite Number:     120              Floor: 1st floor
         Address:          12015 E. 46th Avenue-Denver, Colorado 80239

         Tenant's Rentable Area: 2,107 RSF (rentable square feet) Taken in as is/where is condition.

LEASE TERM:

         Lease Commencement Date:   August 1st, 1998
         Lease Expiration Date:     August 31, 1999
         Lease Period: 1 year(s), plus 1 month(s) with 1 option for tenant to renew for a period of six to twelve months at tenants election and at current rental rate. An annual rental rate of $27,391.00 divided into 12 (twelve) equal monthly installments of $2,282.50 per month, due and payable on the first day of each month. This term sheet is part of the 2nd floor lease dated March 15th, 1994.

         "BUILDING OPERATING COST" REFERENCE (Article 5.02):
         BASE YEAR: Calendar Year 1994

         TENANT'S PRO RATA SHARE(of Building for Building Operating Costs):
         2,107/63,226

         SECURITY DEPOSIT: (Equivalent to first months rent)

         PERMITTED USE: General Office
         PARKING: Number of parking Spaces: N/A
         Location of Parking Spaces: Adjacent to office building

         PACIFIC RIM INVESTMENTS                     FRONTIER AIRLINES
         LANDLORD                                    TENANT




                                  OFFICE LEASE
                                LEASE TERM SHEET


BUILDING:                           Airport Plaza

LEASE DATE:                         August 1st, 1998

LANDLORD:                           Pacific Rim Investments, a Colorado Limited
                                    Liability Partnership

         Address:                   12015 E. 46th Ave. Suite #115
                                    Denver, Colorado 80239

TENANT:
         Name:                      Frontier Airlines
         Address:                   12015 E. 46th Avenue, Suite 200
                                    Denver, Colorado 80239


(Address for Notice if
 different than above)
BROKER OF RECORD:                   na
TENANT'S BROKER(if any)             na

LEASED PREMISES:
         Suite Number:     400              Floor: 4th floor
         Address:          12015 E. 46th Avenue-Denver, Colorado 80239

         Tenant's Rentable Area: 1,422 RSF (rentable square feet) Taken in as is/where is condition except for painting and patching of walls, carpet cleaned.

LEASE TERM:

         Lease Commencement Date:   August 1st, 1998
         Lease Expiration Date:     August 31, 1999
         Lease Period: 1 year(s), plus 1 month(s) with 1 option for tenant to renew for a period of six to twelve months at tenants election and at current rental rate. An annual rental rate of $18,486.00 divided into 12 (twelve) equal monthly installments of $1,540.50 per month, due and payable on the first day of each month. This term sheet is part of the 2nd floor lease dated March 15th, 1994.

         "BUILDING OPERATING COST" REFERENCE (Article 5.02):
         BASE YEAR: Calendar Year 1994

         TENANT'S PRO RATA SHARE(of Building for Building Operating Costs):
         1,422/63,226

         SECURITY DEPOSIT: (Equivalent to first months rent)

         PERMITTED USE: General Office
         PARKING: Number of parking Spaces: N/A
         Location of Parking Spaces: Adjacent to office building

         PACIFIC RIM INVESTMENTS                     FRONTIER AIRLINES
         LANDLORD                                    TENANT


                                  OFFICE LEASE
                                LEASE TERM SHEET


BUILDING:                           Airport Plaza

LEASE DATE:                         Sept. 14, 1998

LANDLORD:                           Pacific Rim Investments, a Colorado Limited
                                    Liability Partnership

         Address:                   12015 E. 46th Ave. Suite #115
                                    Denver, Colorado 80239

TENANT:
         Name:                      Frontier Airlines
         Address:                   12015 E. 46th Avenue, Suite 200
                                    Denver, Colorado 80239


(Address for Notice if
 different than above)
BROKER OF RECORD:                   na
TENANT'S BROKER(if any)             na

LEASED PREMISES:
         Suite Number:     360              Floor: 3rd floor
         Address:          12015 E. 46th Avenue-Denver, Colorado 80239

         Tenant's Rentable Area: 1,140 RSF (rentable square feet)

LEASE TERM:

         Lease Commencement Date:   September 15, 1998
         Lease Expiration Date:     August 31, 1999
         Lease Period: 0 year(s), plus 11.5 month(s) with 1 option for tenant to renew for a period of six to twelve months at tenants election and at current rental rate. An annual rental rate of $14,820(less 2 weeks of Sept.) divided into 12 (twelve) equal monthly installments of $1,235 per month, due and payable on the first day of each month.

         "BUILDING OPERATING COST" REFERENCE (Article 5):
         BASE YEAR: Calendar Year 1994 or
         EXPENSE STOP: Reference 1994 lease

         TENANT'S PRO RATA SHARE(of Building for Building Operating Costs):
         1,140/63,226

         SECURITY DEPOSIT: (Equivalent to first months rent)

         PERMITTED USE: General Office

         PARKING: Number of parking Spaces: N/A
         Location of Parking Spaces: Adjacent to office building

         PACIFIC RIM INVESTMENTS                     FRONTIER AIRLINES
         LANDLORD                                    TENANT



                                  OFFICE LEASE
                                LEASE TERM SHEET


BUILDING:                           Airport Plaza

LEASE DATE:                         January 1st, 1999

LANDLORD:                           Pacific Rim Investments, a Colorado Limited
                                    Liability Partnership

         Address:                   12015 E. 46th Ave. Suite #115
                                    Denver, Colorado 80239

TENANT:
         Name:                      Frontier Airlines
         Address:                   12015 E. 46th Avenue, Suite 200
                                    Denver, Colorado 80239


(Address for Notice if
 different than above)
BROKER OF RECORD:                   na
TENANT'S BROKER(if any)             na

LEASED PREMISES:
         Suite Number:   121    Floor: 1st floor           Square Footage: 1,600

         Suite Number:   190    Floor: 1st floor           Square Footage:   700

         Suite Number:   300    Floor: 3rd floor           Square Footage: 3,031

         Address:          12015 E. 46th Avenue-Denver, Colorado 80239

         Tenant's Rentable Area: 5,331 RSF (rentable square feet) Taken in as is/where is condition except for painting, light fixtures, locks, as required.

LEASE TERM:

         Lease Commencement Date:   January 1st, 1999
         Lease Expiration Date:     January 31st, 2001
         Lease Period: 2 year(s), plus 1 month(s) with 1 option for tenant to renew for a period of six to twelve months at tenants election and at current rental rate. An annual rental rate of $63,972.00 divided into 12 (twelve) equal monthly installments of $5,331.00 per month, due and payable on the first day of each month. This term sheet is part of the 2nd floor lease dated March 15th, 1994.

         "BUILDING OPERATING COST" REFERENCE (Article 5.02):
         BASE YEAR: Calendar Year 1999

         TENANT'S PRO RATA SHARE(of Building for Building Operating Costs):
         5,331/63,226

         SECURITY DEPOSIT: (Equivalent to first months rent)

         PERMITTED USE: General Office
         PARKING: Number of parking Spaces: N/A
         Location of Parking Spaces: Adjacent to office building

         PACIFIC RIM INVESTMENTS                     FRONTIER AIRLINES
         LANDLORD                                    TENANT


                                  OFFICE LEASE
                                LEASE TERM SHEET


BUILDING:                           Airport Plaza

LEASE DATE:                         January 20th, 1999

LANDLORD:                           Pacific Rim Investments, a Colorado Limited
                                    Liability Partnership

         Address:                   12015 E. 46th Ave. Suite #115
                                    Denver, Colorado 80239

TENANT:
         Name:                      Frontier Airlines
         Address:                   12015 E. 46th Avenue, Suite 200
                                    Denver, Colorado 80239


(Address for Notice if
 different than above)
BROKER OF RECORD:                   na
TENANT'S BROKER(if any)             na

LEASED PREMISES:
         Suite Number:     450      Floor: 4th floor         Square Footage: 846

         Address:          12015 E. 46th Avenue-Denver, Colorado 80239

         Tenant's Rentable Area: 846 RSF (rentable square feet) Taken in as is/where is condition as of 1/15/99 with no additional improvements.

LEASE TERM:

         Lease Commencement Date:   January 20th, 1999
         Lease Expiration Date:     January 31st, 2001
         Lease Period: 2 year(s), plus 11 day(s) with 1 option for tenant to renew for a period of six to twelve months at tenants election and at current rental rate. An annual rental rate of $11,844.00 divided into 12 (twelve) equal monthly installments of $987.00 per month, due and payable on the first day of each month. This term sheet is part of, and shall be incorporated into and shall be an addendum to the 2nd floor lease dated March 15th, 1994.

         "BUILDING OPERATING COST" REFERENCE (Article 5.02):
         BASE YEAR: Calendar Year 1999 (Paragraph 6B(2), or
         EXPENSE STOP: $5.00 per square foot.[Paragraph 6B(3)]

         TENANT'S PRO RATA SHARE(of Building for Building Operating Costs):
         846/63,226

         SECURITY DEPOSIT: (Equivalent to first months rent)

         PERMITTED USE: General Office
         PARKING: Number of parking Spaces: N/A
         Location of Parking Spaces: Adjacent to office building

         PACIFIC RIM INVESTMENTS                     FRONTIER AIRLINES
         LANDLORD                                    TENANT



                                  OFFICE LEASE
                                LEASE TERM SHEET

This Office Lease Term Sheet is part of, shall be incorporated into and shall constitute an addendum to the Lease Agreement, dated March 15, 1994, between Tenant and the predecessor owner of the building (the "Lease").

Building:                           Airport Plaza
                                    12015 East 46th Avenue
                                    Denver, CO  80239

Term Sheet Date:                    May 16, 1999

Landlord:                           Highline Group, LLC, as reciever for 12015
                                    East 46th Avenue, Denver, CO 80239
Address:                            1425 Market Street, Suite 205
                                    Denver, Colorado 80202

Tenant:                             Frontier Airlines
Address:                            12015 E. 46th Avenue, Suite 200
                                    Denver, Colorado 80239

Broker of Record:     n/a
Tenant's Broker:      n/a

Leased Premises:  Suite: 470
Floor:                   4th
Square Footage:        2,762

Lease Term:
Commencement:     May 17, 1999
Termination:      January 31, 2001

Rental Rate:      $3,222.33 per month during the term of this Amendment.
Tenant Finish:    None

Building Operating Cost Reference (Article 5.02 of Lease):
Base Year: Calendar Year 1999
Expense Stop: $5.00 per square foot

Tenant's Pro Rata Share applicable to this Amendment: 2,762/63,226

Security Deposit applicable to this Amendment: none

Permitted Use: General Office
Parking: Number of parking spaces-n/a
Location of Parking Spaces: Adjacent to building

Highline Group LLC,                                  Frontier Airlines, Inc.
As receiver for 12015 East 46th Avenue